DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.  TWO WORLD TRADE
                                                          CENTER, NEW YORK, NEW
                                                          YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The six-month period ended August 31, 1995 was challenging for Dean Witter Natural Resource Development Securities Inc. Recent economic statistics have painted a mixed scenario of little or no inflationary pressure and soft global demand for natural resources. In this environment, the best performing sectors included aluminum, building supply, natural gas, offshore drilling and oil equipment and services. Industries lagging the market included gold, copper, coal, miscellaneous metals, oils and pollution control. Against this backdrop, the Fund produced a total return of 12.16 percent for the six-month period ended August 31, 1995, compared to a return of 16.79 percent for the broad-based Standard & Poor's 500 Composite Stock Price Index.

THE PORTFOLIO

At the end of the period under review, energy stocks represented 56 percent of the Fund's total net assets. Oil and natural gas-related holdings took different paths during the period with natural gas and energy equipment and service stocks being the strong performers. Lackluster oil prices and declining chemical revenues should impact future downstream operations for the major oil companies. On the other hand, the growing use of technology oil exploration positively impacted oil equipment and service stocks such as Schlumberger, Weatherford International, Camco and BJ Services. Since technology has reduced the exploration costs to major oil companies, we are concentrating on companies that are able to generate strong cash flow and are restructuring their operations:
Mobil, Exxon, Amoco and Unocal. Natural gas prices have rebounded and we expect prices to remain firm going into the winter heating season. The strong demand for natural gas has kept storage levels below historical comparable periods providing further support to prices.

The remainder of the Fund's assets (approximately 40 percent) was invested in industries that should benefit from growing economies around the world. Global economic growth slowed somewhat during the

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS, CONTINUED

reporting period although there was evidence of a pickup toward the end of the period. Commodity chemical prices collapsed as demand was soft and new capacity was announced. The best opportunities in the chemical industry remain with companies that are restructuring and cutting costs, such as Du Pont (E.I.), Grace (W.R.) and Morton International. In the base metal area, there seems to be a mixed picture with aluminum inventories shrinking and copper inventories rising, with more copper supply coming in 1996. The Fund has also placed an emphasis on industries that are expected to benefit from a low inflation/low interest rate environment, such as housing, building materials, lumber and steel related industries. Added to the portfolio were Armstrong World, Nucor, Weyerhaeuser and International Paper.

LOOKING AHEAD

The Fund's investment strategy is designed to provide shareholders with the opportunity to participate in the earnings of companies that will benefit from the long-term growing demand of resources. Our balanced approach using a combination of energy and cyclical stocks should temper the risk of owning a single commodity, such as oil or copper, yet offer the potential for above-average returns at any point in the market cycle. The Fund's holdings in integrated oils (approximately 29 percent of the portfolio) should continue to provide a degree of stability and dividend growth to the Fund in the months to come.

We appreciate your support of Dean Witter Natural Resource Development Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

              [SIG]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995 (UNAUDITED)

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             COMMON STOCKS (96.5%)
             BASIC ENERGY (43.5%)
             NATURAL GAS - DIVERSIFIED (3.9%)
    50,000   Enron Corp..........................  $     1,681,250
    50,000   Questar Corp........................        1,525,000
    40,000   Sonat, Inc..........................        1,270,000
    20,000   Tenneco Inc.........................          970,000
                                                   ---------------
                                                         5,446,250
                                                   ---------------
             NATURAL GAS - EXPLORATION & PRODUCTION (5.1%)
    45,000   Anardarko Petroleum Corporation.....        2,148,750
    50,000   Apache Corp.........................        1,456,250
    55,000   Enron Oil & Gas Co..................        1,278,750
    35,000   Noble Affiliates, Inc...............          966,875
    60,000   Seagull Energy Corp.*...............        1,207,500
                                                   ---------------
                                                         7,058,125
                                                   ---------------
             OIL INTEGRATED - DOMESTIC (8.8%)
    40,000   Amerada Hess Corp...................        1,895,000
    50,000   Amoco Corp..........................        3,187,500
    27,000   Kerr-McGee Corp.....................        1,485,000
    46,000   Phillips Petroleum Co...............        1,512,250
    60,000   Unocal Corp.........................        1,747,500
    80,000   USX-Marathon Group..................        1,650,000
    40,000   Vintage Petroleum, Inc..............          800,000
                                                   ---------------
                                                        12,277,250
                                                   ---------------
             OIL INTEGRATED - INTERNATIONAL (19.8%)
   117,000   Chevron Corp........................        5,659,875
    88,000   Exxon Corp..........................        6,050,000
    50,000   Imperial Oil Ltd. (F shares)
             (Canada)............................        1,793,750
    47,000   Mobil Corp..........................        4,476,750
    25,000   Royal Dutch Petroleum Co. (ADR)
             (Netherlands).......................        2,981,250
    59,000   Texaco, Inc.........................        3,820,250
    40,000   Total S.A. (ADR) (France)...........        1,190,000
    95,000   YPF S.A. (ADR) (Argentina)..........        1,674,375
                                                   ---------------
                                                        27,646,250
                                                   ---------------
             OIL INTERNATIONAL - EXPLORATION & PRODUCTION (2.2%)
    75,000   Occidental Petroleum Corp...........        1,631,250
    70,000   Union Texas Petroleum Holdings,
             Inc.................................        1,365,000
                                                   ---------------
                                                         2,996,250
                                                   ---------------
             OIL PRODUCTION - DOMESTIC (3.1%)
    40,000   Louisiana Land & Exploration Co.....        1,530,000
    32,000   Murphy Oil Corp.....................        1,296,000
    69,700   Parker & Parsley Petroleum Co.......        1,489,838
                                                   ---------------
                                                         4,315,838
                                                   ---------------
             OIL REFINERIES (0.6%)
    30,917   Sun Co., Inc........................          823,165
                                                   ---------------

             TOTAL BASIC ENERGY..................       60,563,128
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             ENERGY DEVELOPMENT & TECHNOLOGY (12.9%)
             OIL DRILLING (2.7%)
    50,000   Ensco International Inc.............  $       900,000
    25,000   Helmerich & Payne, Inc..............          715,625
    90,000   Rowan Companies, Inc.*..............          731,250
    40,000   Sonat Offshore Drilling, Inc........        1,370,000
                                                   ---------------
                                                         3,716,875
                                                   ---------------
             OIL EQUIPMENT & SERVICES (10.2%)
    35,000   BJ Services Co.*....................          875,000
    50,000   Baker Hughes Inc....................        1,125,000
    25,000   Camco International, Inc............          568,750
    35,000   Coflexip S.A. (ADR) (France)........          612,500
    35,000   Dresser Industries, Inc.............          840,000
    50,000   Falcon Drilling Company, Inc........          562,500
    30,000   J. Ray McDermott S.A................          705,000
    50,000   Offshore Logistics, Inc.*...........          675,000
    41,000   Schlumberger Ltd. (Netherlands
             Antilles)...........................        2,644,500
    29,000   SEACOR Holdings, Inc.*..............          659,750
    75,000   Smith International, Inc.*..........        1,312,500
    45,000   Tidewater, Inc......................        1,113,750
    80,000   Weatherford International, Inc.*....        1,050,000
    32,000   Western Atlas Inc.*.................        1,452,000
                                                   ---------------
                                                        14,196,250
                                                   ---------------

             TOTAL ENERGY DEVELOPMENT &
             TECHNOLOGY..........................       17,913,125
                                                   ---------------

             METALS & BASIC MATERIALS (40.1%)
             ALUMINUM (2.1%)
    35,000   Alumax Inc.*........................        1,194,375
    30,000   Aluminum Co. of America.............        1,713,750
                                                   ---------------
                                                         2,908,125
                                                   ---------------
             BUILDING MATERIALS (1.7%)
    10,000   Armstrong World Industries Inc......          573,750
    65,000   Masco Corp..........................        1,820,000
                                                   ---------------
                                                         2,393,750
                                                   ---------------
             CHEMICALS (8.9%)
    20,000   Agrium Inc. (Canada)................          685,033
    70,000   Du Pont (E.I.) de Nemours & Co......        4,576,250
    40,000   Georgia Gulf Corp...................        1,325,000
    15,000   Grace (W.R.) & Co...................          999,375
    22,000   Monsanto Co.........................        2,087,250
    15,000   OM Group, Inc.......................          448,125
    25,000   PPG Industries, Inc.................        1,068,750
    45,000   Praxair, Inc........................        1,170,000
                                                   ---------------
                                                        12,359,783
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             CHEMICALS - SPECIALTY (2.9%)
   100,000   Calgon Carbon Corp..................  $     1,137,500
    70,000   Ethyl Corp..........................          761,250
    35,000   Morton International, Inc...........        1,137,500
    30,000   Nalco Chemical Co...................        1,050,000
                                                   ---------------
                                                         4,086,250
                                                   ---------------
             COAL (0.9%)
    75,000   Hanson PLC (ADR) (United Kingdom)...        1,284,375
                                                   ---------------
             CONSTRUCTION & MATERIALS HANDLING (3.5%)
    20,000   Caterpillar, Inc....................        1,342,500
    13,000   Deere & Co..........................        1,111,500
    30,000   Fluor Corp..........................        1,755,000
    40,000   Indresco, Inc.*.....................          670,000
                                                   ---------------
                                                         4,879,000
                                                   ---------------
             COPPER (2.3%)
    35,000   Cyprus Amax Minerals Co.............          980,000
    70,687   Freeport-McMoran Copper & Gold, Inc.
             (Series A)..........................        1,652,309
    10,000   Phelps Dodge Corp...................          633,750
                                                   ---------------
                                                         3,266,059
                                                   ---------------
             GOLD MINING (5.5%)
    65,000   Barrick Gold Corp. (Canada).........        1,649,375
    45,000   Hecla Mining Co.*...................          517,500
    32,954   Newmont Mining Corp.................        1,433,499
    65,000   Placer Dome Inc. (Canada)...........        1,698,125
   125,000   Santa Fe Pacific Gold Corp..........        1,515,625
   120,000   TVX Gold, Inc. (Canada)*............          870,000
                                                   ---------------
                                                         7,684,124
                                                   ---------------
             METALS & MINING (1.7%)
    30,000   Inco Ltd. (Canada)..................        1,050,000
    60,000   Stillwater Mining Company*..........        1,290,000
                                                   ---------------
                                                         2,340,000
                                                   ---------------
             PAPER & FOREST PRODUCTS (3.9%)
    15,000   International Paper Co..............        1,228,125
    25,000   Jefferson Smurfit Corp.*............          375,000
    50,000   Longview Fibre Co...................          806,250
    70,000   Louisiana-Pacific Corp..............        1,662,500
    15,000   Temple-Inland Inc...................          776,250
    12,500   Weyerhaeuser Co.....................          575,000
                                                   ---------------
                                                         5,423,125
                                                   ---------------
             RAILROADS (3.3%)
    13,000   Burlington Northern, Inc............          900,250
    45,000   Canadian Pacific Ltd. (Canada)......          759,375
    20,000   CSX Corp............................        1,650,000
    50,000   Southern Pacific Rail Corp.*........        1,225,000
                                                   ---------------
                                                         4,534,625
                                                   ---------------
             STEEL (0.9%)
    10,000   Nucor Corp..........................          490,000
    50,000   Oregon Steel Mills, Inc.............          837,500
                                                   ---------------
                                                         1,327,500
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             WASTE DISPOSAL (2.5%)
    90,000   Allwaste, Inc.*.....................  $       483,750
    35,000   Browning-Ferris Industries, Inc.....        1,176,875
    60,000   WMX Technologies, Inc...............        1,762,500
                                                   ---------------
                                                         3,423,125
                                                   ---------------

             TOTAL METALS & BASIC MATERIALS......       55,909,841
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $115,656,614)......      134,386,094
                                                   ---------------

             CONVERTIBLE PREFERRED STOCK (0.7%)
             STEEL
    20,000   USX Corp. 6.50% (Identified Cost
             $1,004,910).........................          967,500
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             SHORT-TERM INVESTMENT (2.4%)
             REPURCHASE AGREEMENT
 $   3,281   The Bank of New York 5.8125% due
             09/01/95 (dated 08/31/95; proceeds
             $3,280,793; collateralized by
             $3,655,792 Federal National Mortgage
             Association 5.764% due 04/25/19
             valued at $3,445,817) (Identified
             Cost $3,280,793)....................        3,280,793
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$119,942,317) (A)...........       99.6%   138,634,387

OTHER ASSETS IN EXCESS OF
LIABILITIES.................        0.4        586,254
                                  -----   ------------

NET ASSETS..................      100.0%  $139,220,641
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $120,026,718; the aggregate gross unrealized appreciation is $20,745,470 and the aggregate gross unrealized depreciation is $2,137,801, resulting in net unrealized appreciation of $18,607,669.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $119,942,317)............................  $138,634,387
Receivable for:
    Investments sold........................................     1,664,201
    Dividends...............................................       520,083
    Capital stock sold......................................        79,251
    Foreign withholding taxes reclaimed.....................        13,555
Prepaid expenses............................................        60,705
                                                              ------------

     TOTAL ASSETS...........................................   140,972,182
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     1,367,075
    Plan of distribution fee................................       114,766
    Capital stock repurchased...............................       102,041
    Investment management fee...............................        74,160
Accrued expenses............................................        93,499
                                                              ------------
     TOTAL LIABILITIES......................................     1,751,541
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   117,490,261
Net unrealized appreciation.................................    18,692,070
Accumulated undistributed net investment income.............       417,389
Accumulated undistributed net realized gain.................     2,620,921
                                                              ------------
     NET ASSETS.............................................  $139,220,641
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  11,574,061 SHARES OUTSTANDING (500,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                    $12.03
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $42,422 foreign withholding tax)..........  $ 1,687,992
Interest....................................................       99,026
                                                              -----------

     TOTAL INCOME...........................................    1,787,018
                                                              -----------

EXPENSES
Plan of distribution fee....................................      684,705
Investment management fee...................................      442,412
Transfer agent fees and expenses............................      112,793
Professional fees...........................................       24,936
Shareholder reports and notices.............................       23,189
Custodian fees..............................................       16,255
Registration fees...........................................       15,935
Directors' fees and expenses................................       12,494
Other.......................................................        4,778
                                                              -----------

     TOTAL EXPENSES.........................................    1,337,497
                                                              -----------

     NET INVESTMENT INCOME..................................      449,521
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    2,721,299
Net change in unrealized appreciation.......................   13,073,403
                                                              -----------

     NET GAIN...............................................   15,794,702
                                                              -----------

NET INCREASE................................................  $16,244,223
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX MONTHS
                                                                    ENDED            FOR THE YEAR
                                                               AUGUST 31, 1995           ENDED
                                                                 (UNAUDITED)       FEBRUARY 28, 1995
----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $    449,521        $  1,091,182
Net realized gain...........................................        2,721,299           4,977,602
Net change in unrealized appreciation.......................       13,073,403          (7,920,860)
                                                              ------------------   -----------------

     NET INCREASE (DECREASE)................................       16,244,223          (1,852,076)
                                                              ------------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        --                 (1,433,023)
Net realized gain...........................................         (582,788)         (9,652,919)
                                                              ------------------   -----------------

     TOTAL..................................................         (582,788)        (11,085,942)
                                                              ------------------   -----------------
Net increase (decrease) from capital stock transactions.....       (9,252,408)          6,290,710
                                                              ------------------   -----------------

     TOTAL INCREASE (DECREASE)..............................        6,409,027          (6,647,308)

NET ASSETS:
Beginning of period.........................................      132,811,614         139,458,922
                                                              ------------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $417,389 AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $32,132, RESPECTIVELY)........................     $139,220,641        $132,811,614
                                                              ------------------   -----------------
                                                              ------------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was incorporated in Maryland on December 22, 1980.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and includes accretion of discounts on certain short-term securities.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995 (UNAUDITED) CONTINUED

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995 (UNAUDITED) CONTINUED

of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the six months ended August 31, 1995, it received approximately $97,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1995 aggregated $21,738,283 and $34,676,400, respectively. At August 31, 1995, the Fund's payable for investments purchased included unsettled trades with Dean Witter Reynolds Inc. of $415,075.

For the six months ended August 31, 1995, the Fund incurred brokerage commissions of $32,220 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $15,000.

The Fund established an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995 (UNAUDITED) CONTINUED

August 31, 1995 included in Directors' fees and expenses in the Statement of Operations amounted to $2,461. At August 31, 1995, the Fund had an accrued pension liability of $49,703 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                     FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                                                         AUGUST 31, 1995              FEBRUARY 28, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    6,997,196   $   80,215,522     8,003,288   $ 91,308,700
Reinvestment of dividends and distributions......................       46,234          543,259       943,312     10,339,857
                                                                   -----------   --------------   -----------   ------------
                                                                     7,043,430       80,758,781     8,946,600    101,648,557
Repurchased......................................................   (7,796,259)     (90,011,189)   (8,419,961)   (95,357,847)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................     (752,829)  $   (9,252,408)      526,639   $  6,290,710
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                               FOR THE SIX
                               MONTHS ENDED
                                AUGUST 31,                FOR THE YEAR ENDED FEBRUARY 28
                                   1995      --------------------------------------------------------
                               (UNAUDITED)      1995       1994        1993       1992*       1991
-----------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of period.......... $   10.77     $  11.82    $  11.36   $   10.20   $  11.03    $  11.33
                                  ------     ----------  ---------  ----------  ----------  ---------

Net investment income.........      0.04         0.09        0.09        0.16       0.20        0.25
Net realized and unrealized
 gain (loss)..................      1.27        (0.24)       1.25        1.18      (0.44)       0.02
                                  ------     ----------  ---------  ----------  ----------  ---------

Total from investment
 operations...................      1.31        (0.15)       1.34        1.34      (0.24)       0.27
                                  ------     ----------  ---------  ----------  ----------  ---------

Less dividends and
 distributions from:
   Net investment income......    --            (0.12)      (0.09)      (0.18)     (0.20)      (0.28)
   Net realized gain..........     (0.05)       (0.78)      (0.79)     --          (0.39)      (0.29)
                                  ------     ----------  ---------  ----------  ----------  ---------

Total dividends and
 distributions................     (0.05)       (0.90)      (0.88)      (0.18)     (0.59)      (0.57)
                                  ------     ----------  ---------  ----------  ----------  ---------

Net asset value,
 end of period................ $   12.03     $  10.77    $  11.82   $   11.36   $  10.20    $  11.03
                                  ------     ----------  ---------  ----------  ----------  ---------
                                  ------     ----------  ---------  ----------  ----------  ---------

TOTAL INVESTMENT RETURN+......     12.16%(1)    (1.26)%     12.16%      13.31%     (1.91)%      2.87%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................      1.89%(2)     1.90%       1.91%       1.96%      1.93%       1.80%

Net investment income.........      0.64%(2)     0.77%       0.73%       1.46%      1.67%       2.28%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................     $139,221    $132,812   $139,459    $118,496    $113,145   $150,636

Portfolio turnover rate.......        16%(1)       59%         69%         52%        31%         29%

---------------------
*    Year ended February 29.
+    Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo                                      DEAN WITTER
Edwin J. Garn                                               NATURAL RESOURCE
John R. Haire                                               DEVELOPMENT
Dr. Manuel H. Johnson                                       SECURITIES
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
Konrad Krill
Vice President
Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund.
For more detailed information about the
Fund, its officers and directors, fees,
expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for
distribution to prospective investors in
the Fund unless preceded or accompanied
by an effective prospectus.                                 SEMIANNUAL REPORT
                                                            AUGUST 31, 1995